UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
October 30, 2019
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On October 31, 2019, Micron Technology, Inc. (“Micron”) completed its previously announced acquisition (the “Acquisition”) of Intel Corporation’s (“Intel”) interest in the parties’ joint venture, IM Flash Technologies, LLC (“IMFT”), and paid Intel approximately $1.25 billion, which is subject to certain post-closing adjustments. Upon the consummation of the Acquisition, Micron, Intel and IMFT agreed to terminate that certain Second Amended and Restated Limited Liability Company Operating Agreement of IMFT, dated as of April 6, 2012, as amended (the “Operating Agreement”), that certain Amended and Restated Supply Agreement, dated April 6, 2012, between Intel and IMFT, and that certain Amended and Restated Supply Agreement, dated April 6, 2012, between Micron and IMFT. The Operating Agreement set forth the governance and the operation of IMFT before the Acquisition, including various rights and obligations of Micron and Intel. Under the terms of these supply agreements, Micron and Intel had rights and obligations to the capacity of IMFT in proportion to their investment, including member debt financing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 30, 2019, Micron borrowed $1.25 billion in aggregate principal amount of term loans under its existing Credit Agreement, dated as of July 3, 2018 (as amended to date, the “Credit Agreement”), by and among Micron, JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, joint lead arranger, and joint book runner, HSBC Securities USA, Inc., as joint lead arranger and joint book runner, certain financial institutions as additional joint lead arrangers and certain financial institutions, as lenders.

A summary of the material terms of the Credit Agreement and the terms of the payment of the term loans is included in Micron’s Current Report on Form 8-K filed with the SEC on July 9, 2019 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	November 1, 2019	By:	/s/ David A. Zinsner
		Name:	David A. Zinsner
		Title:	Senior Vice President and Chief Financial Officer